UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

MISSION PRODUCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39561	95-3847744
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2710 Camino Del Sol, Oxnard, CA	93030
(Address of Principal Executive Offices)	(Zip Code)

(805) 981-3650

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share Series A Junior Participating Preferred Stock, par value $0.001 per share	AVO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Information.

SUPPLEMENT TO JOINT PROXY STATEMENT/PROSPECTUS

These disclosures are being made to voluntarily supplement the Registration Statement on Form S-4 (File No. 333-294128) (the “Registration Statement”) filed by Mission Produce, Inc. (“Mission Produce”) that included the joint proxy statement of Mission Produce and Calavo Growers, Inc. (“Calavo”) and that also constitutes a prospectus of Mission Produce (the “Joint Proxy Statement/Prospectus”), as described below.

EXPLANATORY NOTE

On January 14, 2026, Mission Produce entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Mission Produce, Calavo, Cantaloupe Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of Mission Produce (“Merger Sub I”) and Cantaloupe Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Mission Produce (“Merger Sub II”), pursuant to which, subject to the terms and conditions of the Merger Agreement, (a) Merger Sub I will merge with and into Calavo, pursuant to the provisions of the California Corporations Code, as amended (the “CCC”) and the General Corporation Law of the State of Delaware, as amended (the “DGCL”), with Calavo as the surviving entity (the “Surviving Corporation” and such transaction the “First Merger”) and (b) immediately following the First Merger, the Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II as the surviving entity, in accordance with the applicable provisions of the CCC, the DGCL and the Delaware Limited Liability Company Act, as amended (such merger, the “Second Merger” and together with the First Merger, the “Mergers”). In connection with the proposed Mergers, Mission Produce filed the Joint Proxy Statement/Prospectus.

The following supplemental disclosures should be read in conjunction with the Joint Proxy Statement/Prospectus, which should be read in its entirety, including the cautionary notes regarding the risks and limitations associated with relying on prospective financial information. To the extent defined terms are used but not defined herein, they have the meanings set forth in the Joint Proxy Statement/Prospectus. All page references in the information below are to pages in the Joint Proxy Statement/Prospectus. Paragraph references used herein refer to the Joint Proxy Statement/Prospectus before any additions or deletions resulting from the supplemental disclosures. To the extent that information in the below supplemental disclosures differs from, or updates information contained in, the Joint Proxy Statement/Prospectus, the information in the below supplemental disclosures will supersede or supplement the information in the Joint Proxy Statement/Prospectus. Except as otherwise described in the below supplemental disclosures or the documents referred to, contained in or incorporated by reference herein, the Joint Proxy Statement/Prospectus, the annexes to the Joint Proxy Statement/Prospectus and the documents referred to, contained in or incorporated by reference in the Joint Proxy Statement/Prospectus are not otherwise modified, supplemented or amended.

Supplemental Disclosures to the Joint Proxy Statement/Prospectus

In the section entitled “Risk Factors – Mission Produce and Calavo will incur direct and indirect costs as a result of the Mergers” on page 41 of the Joint Proxy Statement/Prospectus, Mission Produce and Calavo disclosed that “…Mission Produce and Calavo are currently evaluating whether certain Mexican taxes may be payable in connection with the Mergers. If such taxes are payable, and the parties are unable to mitigate them, such taxes would represent additional one-time expenses that were not anticipated at the time the Merger Agreement was executed, and which could be significant.”

The Mexican taxes being evaluated relate to a one-time, post-closing transfer tax payment that could potentially be payable by Mission Produce following the consummation of the Mergers. As of the date of this disclosure and based on the analysis performed to date by Mission Produce, Mission Produce believes that the one-time Mexican transfer tax payment will not exceed $5 million.

FORWARD-LOOKING STATEMENTS

This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect Mission Produce’s and Calavo’s current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving Mission Produce and Calavo, including future financial and operating results, Mission Produce’s and Calavo’s plans, objectives, expectations and intentions, the anticipated tax liabilities (if any) from the Mergers, and other statements that are not historical facts. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the interpretation of Mexican tax authorities, changes in the analysis performed by Mission Produce regarding the potential Mexican tax liability, the ability to obtain the requisite Mission Produce and Calavo stockholder and shareholder approvals, respectively; the risk that Mission Produce or Calavo may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully or that the integration will be more costly or difficult than expected; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of Mission Produce’s or Calavo’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; adverse economic conditions; reductions in spending from Mission Produce or Calavo clients, a slowdown in payments by such clients; risks related to each company’s ability to attract new clients and retain existing clients; changes in client advertising, marketing, and corporate communications requirements; failure to manage potential conflicts of interest between or among clients of each company; unanticipated changes related to competitive factors in the fresh foods or packaged foods industries; unanticipated changes to, or any inability to hire and retain key personnel at either company; currency exchange rate fluctuations; reliance on information technology systems and risks related to cybersecurity incidents; changes in legislation or governmental regulations; risks associated with assumptions made in connection with critical accounting estimates and legal proceedings; risks related to international operations; risks related to environmental, social, and governance goals and initiatives; and other risks inherent in Mission Produce’s and Calavo’s businesses.

All such factors are difficult to predict, are beyond Mission Produce’s and Calavo’s control, and are subject to additional risks and uncertainties, including those detailed in Mission Produce’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on Mission Produce’s website at https://investors.missionproduce.com/financial-information/sec-filings and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, and those detailed in Calavo’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Calavo’s website at https://ir.calavo.com/financial-information/sec-filings and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on information available to, and the estimates and opinions of, management at the time the statements are made. Neither Mission Produce nor Calavo undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

NO OFFER OR SOLICITATION

This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

In connection with the proposed transaction, Mission Produce and Calavo filed the Joint Proxy Statement/Prospectus. Each of Mission Produce and Calavo may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the Joint Proxy Statement/Prospectus or Registration Statement or any other document that Mission Produce or Calavo may file with the SEC. The definitive Joint Proxy Statement/Prospectus has been mailed to stockholders of Mission Produce and shareholders of Calavo. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MISSION PRODUCE, CALAVO AND THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain free copies of the Joint Proxy Statement/Prospectus and other documents containing important information about Mission Produce, Calavo and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC by Mission Produce may be obtained free of charge on Mission Produce’s website at https://investors.missionproduce.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Mission Produce’s Corporate Secretary at Attention: Corporate Secretary, Mission Produce, Inc. 2710 Camino Del Sol, Oxnard, CA 93030. Copies of the Registration Statement and Joint Proxy Statement/Prospectus and other documents filed with the SEC by Calavo may be obtained free of charge on Calavo’s website at https://ir.calavo.com/financial-information/sec-filings or, alternatively, by directing a request by mail to Calavo’s Corporate Secretary at Attention: Corporate Secretary, Calavo Growers, Inc., 1141A Cummings Road, Santa Paula, CA 93060.

PARTICIPANTS IN THE SOLICITATION

Mission Produce, Calavo and their respective directors and executive officers may be deemed to be participants in any solicitation of proxies in connection with the proposed transaction. Information about Mission Produce’s directors and executive officers is available in Mission Produce’s annual report on Form 10-K for the year ended October 31, 2025, and proxy statement for Mission Produce’s 2026 Annual Meeting of Stockholders, which was filed with the SEC on February 24, 2026. Information about Calavo’s directors and executive officers is available in Calavo’s Annual Report on Form 10-K for the year ended October 31, 2025, as amended. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Registration Statement and Joint Proxy Statement/Prospectus, and all other relevant materials filed or to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the Registration Statement and Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mission Produce, Inc.

Date: April 15, 2026	By:	/s/ John M. Pawlowski
	Name:	John M. Pawlowksi
	Title:	Chief Executive Officer